1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

September 2021


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov., all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2021 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $2.22 billion (at June 30, 2021)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 23*
- **Loan Production Offices:** 11
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.14**

* Including headquarters and drive through banking in Aberdeen, WA

**34th Consecutive Quarterly Dividend Announced



Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Capitol Hill
Overlake
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup
Puyallup South Hill
Tri-Cities
Centralia

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Puyallup South Hill, Sequim, Silverdale, Westport

Home Lending
Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace

1ST SECURITY BANK

FS BANCORP, INC.

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day
Guiding Principles	Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons

Year	Event
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2021	Announced thirty-fourth consecutive quarterly cash dividend of $0.14 per share

1ST SECURITY BANK

FS BANCORP, INC.


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform
- Remain focused on maintaining and improving asset quality
- Continue to emphasize lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers’ banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee was renamed and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED Gold certified building (Montesano)
- We finance energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Provided an employee education loan forgiveness program of up to $5,000 in 2020, with the CARES Act
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Seven of eight directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*18*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*12*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*9*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*5*	*25+*
	Robert Fuller	*EVP, Chief Credit Officer*	*8*	*30+*
	Lisa Cleary	*EVP, Chief Operating Officer*	-	*20+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*10*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*19*	*15+*
	Donn Costa	*EVP, Home Lending Production*	*9*	*30+*

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: December 31, 2008 Total Assets $9.4B	
$4.1B*	Frontier Bank
$1.6B*	Cascade Financial Corporation
$1.3B*	CityBank
$520M*	Golf Savings Bank
$350M*	North County Bank
$255M	1st Security Bank
$243M	Coastal Community Bank
$207M*	First Heritage Bank
$206M*	The Bank of Washington
$185M*	Prime Pacific Bank
$149M	Pacific Crest Savings Bank
$133M	Mountain Pacific Bank
$123M	UniBank
$45M*	Bank of Everett

Banks Headquartered in Snohomish County: June 30, 2021 Total Assets $5.5B	
$2.2B	1st Security Bank
$2.0B	Coastal Community Bank
$580M	Mountain Pacific Bank
$417M	UniBank
$253M	Pacific Crest Savings Bank

As of June 30, 2021, largest bank headquartered in Snohomish County

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Global Market Intelligence

DEPOSIT FRANCHISE & BRANCH FOOTPRINT

County Deposits & Demographics (6/30/20)

County	Market Rank	Number of Branches	Deposits In Market (\$000)	Deposit Market Share %	% of Franchise
Snohomish	7	4	692,156	4.7%	42.8%
Grays Harbor	3	6	204,585	18.7%	12.6%
Clallam	3	2	183,921	8.0%	11.4%
King	22	2	149,531	0.1%	9.2%
Jefferson	2	2	131,595	19.0%	8.1%
Pierce	17	2	99,041	0.7%	6.1%
Thurston	13	2	81,989	1.6%	5.1%
Kitsap	14	2	44,965	1.2%	2.8%
Lewis	9	1	30,470	2.6%	1.9%
Total			**1,618,253**		

	2021		2021-2026 Projected	
County	Total Population	Median HH Income (\$)	Population Change	HH Income Change
Snohomish	841,173	95,185	6.8%	12.8%
Grays Harbor	75,963	51,695	3.7%	8.8%
Clallam	78,293	61,183	5.1%	13.7%
King	2,298,351	105,018	6.9%	13.7%
Jefferson	32,743	63,086	5.1%	9.3%
Pierce	920,730	82,380	6.4%	14.8%
Thurston	296,606	80,139	6.7%	13.4%
Kitsap	275,742	85,534	5.2%	13.7%
Lewis	81,841	62,769	4.8%	13.6%
Total	**4,901,442**			
Washington	**7,765,146**	**81,728**	**6.3%**	**13.0%**
United States	**330,946,040**	**67,761**	**2.9%**	**9.0%**


Port Angeles
Agnew
Port Townsend
Discovery Bay
Puget Sound
Olympic National Park
Olympic National Forest
Everett
Marysville
Mukilteo
Edmonds
Port Madison
Shoreline
Bothell
Kirkland
Seattle
Bellevue
Mercer Island
Bremerton
Shorewood
Burien
Renton
SeaTac
Des Moines
Kent
Federal Way
Auburn
Tacoma
University Place
Lakewood
Puyallup
Parkland
Fort Lewis Military Reservation
Elk Plain
Lacey
Tumwater
Shelton
Humptulips
North Bay
Hoquiam
Westport
Chehalis
FSBW Branches (23)*

Source: S&P Global Market Intelligence; Deposit data as of June 30, 2020
*Including headquarters and drive through banking in Aberdeen, WA

RESPONSE TO THE COVID-19 PANDEMIC

- Participating in the Paycheck Protection Program ("PPP") with 336 funded loans outstanding as of July 31, 2021, totaling $64.7 million for borrowers in the communities we serve.
- As of July 31, 2021, the Company funded 273 PPP loans totaling $47.6 million under the second PPP program. PPP loan balances totaling $62.2 million were submitted for approval and forgiven by the Small Business Administration ("SBA").
- Since the start of the pandemic, we have provided payment relief for 414 portfolio borrowers that hold $90.9 million in balances as of July 31, 2021. Of the $90.9 million, $26.0 million are still receiving some form of payment relief, of which $25.8 million (99.2%) are making interest only payments.
- Allowing the borrower up to 90 day loan payment deferments or a period of interest only payments, and, on a more limited basis waived extension fees, late fees and/or suspended foreclosure proceedings are the primary methods of relief.
- Serving our communities by having all of our branches open and continue to remain flexible as to branch operations based on the guidance provided for the communities in which we operate. The majority of our staff continue to work remotely, where feasible.

PANDEMIC IMPACT

PPP Lending Activity by Sector

Loan Type	Loan Dollars	# of Loans	Avg. Loan Size	% of Category
Retail				
<= $150M	$7,312,024	200	$36,560	85%
> $150M	13,643,677	34	401,285	15%
Total Retail	$20,955,701	234	$89,554	100%
Commercial				
<= $150M	$3,411,369	47	$72,582	46%
> $150M	40,369,198	55	733,985	54%
Total Commercial	$43,780,567	102	$429,221	100%
Retail + Commercial				
<= $150M	$10,723,393	247	$43,415	74%
> $150M	54,012,875	89	606,886	26%
Total Retail + Commercial	**$64,736,268**	**336**	**$192,667**	**100%**
Total PPP Loans Forgiven*	**$62,190,311**	**466**	**$133,456**	

PPP Summary

- 336 active PPP loans granted (234 retail / 102 commercial)
- $64.7 million of aggregate PPP loans issued-outstanding (32% retail / 68% commercial)
- Overall average loan size of $192,667
- $1.4 million of net unamortized fees as of July 31, 2021
- As of July 31, 2021, 466 PPP loans totaling $62.2 million have been forgiven by the SBA

Commercial COVID-19 Risk Industries: July 31, 2021

At-Risk Industry	Watch	Special Mention	Substandard	Total Loan Dollars
Hospitality	$ 33,933,098	$ 1,132,177	$ -	$ 35,065,275
Other	7,308,976	880,256	1,760,067	9,949,300
Food and beverage	9,810,457	1,443,237	1,454,891	12,708,584
Manufacturing	604,581	-	-	604,581
Transportation	-	-	4,487,206	4,487,206
Construction and development	30,963	-	2,782,974	2,813,936
Retail	103,771	-	1,760,675	1,864,446
Education/worship	221,449	-	-	221,449
Total	**$ 52,013,294**	**$ 3,455,670**	**$ 12,245,812**	**$ 67,714,777**

FSBW closely monitors all exposure to industries at heightened risk of economic deterioration due to the COVID-19 pandemic

* Note: Loan forgiveness data as of July 31, 2021.

RESPONSE TO THE COVID-19 PANDEMIC

COVID Payment Relief ($000's) July 31, 2021


$90,922
$64,887
$10,805
$15,230
Total payment relief
Deferral ended
Additional relief
Initial Relief
CRE
C&I
1-4 family
Consumer

Segment	Total payment relief		Deferral ended		Additional relief		Initial Relief	
CRE	$	53,885	$	35,678	$	3,196	$	15,011
C&I	$	16,392	$	8,571	$	7,609	$	213
1-4 family	$	13,803	$	13,803	$	-	$	-
Consumer	$	6,842	$	6,836	$	-	$	6
Total	$	90,922	$	64,887	$	10,805	$	15,230

Note: Excludes loans which have paid off as of July 31, 2021

Significant reduction in remaining deferrals

* Note: Majority of remaining loans in deferral are interest only payments; $25.8 million or 99.2%

Relief Loans by Category


Consumer
7.5%
1-4 family
15.2%
C&I
18.0%
CRE
59.3%

Payment Relief for Loans Serviced for Others (in $000's)


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$49,405
$14,665
$698
$28,100
$5,942
Total Payment Relief
Currently in Payment Relief
Payment Relief in Process
Payment Relief completed
Reinstated

SECOND QUARTER 2021 HIGHLIGHTS

Financial Highlights Q2 2021	▪ Total assets of $2.2 billion ▪ Gross portfolio loans of $1.7 billion ▪ Net income of $8.5 million
Q2 2021 YTD *	▪ Diluted earnings per share of $0.97 ▪ Tangible book value per share of $28.67[1] ▪ The Company announced a pre-stock-split increase in the dividend of $0.01 per share to $0.28 per share, an increase from $0.27 per share. Post stock split, the dividend is now $0.14 per share
Selected Performance Ratios	▪ ROAA of 1.58% ▪ ROAE of 14.41% ▪ Net Interest Margin of 4.09% ▪ Efficiency Ratio of 64.33%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.28% ▪ Allowance for Loan Losses as a percentage of gross portfolio loans of 1.62%[2] ▪ Allowance for Loan Losses as a percentage of gross portfolio loans excluding PPP loans of 1.70%
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized", with a Community Bank Leverage Ratio ("CBLR") of 11.9% as of June 30, 2021

* All share data throughout this presentation has been adjusted to reflect the two-for-one stock split announced June 25, 2021, and issued July 14, 2021, to shareholders of record on July 6, 2021

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

(2) Note: Gross loans include Anchor loans "net" of fair value discount of $1.0 million

FRANCHISE GROWTH

Total Assets ($B)


$828
$982
$1.62B
$1.71B
$2.11B
$2.18B
$2.22B
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Tangible Common Equity ($M)(1)


$77
$118
$172
$192
$223
$233
$235
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Total Net Loans ($B)


$646
$815
$1.36B
$1.40B
$1.71B
$1.75B
$1.77B
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Total Deposits ($B)


$713
$830
$1.27B
$1.39B
$1.67B
$1.78B
$1.86B
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

(1) Non-GAAP financial measure

INCOME STATEMENT TRENDS

Net Income ($M)


$10.5
$14.1
$24.3*
$22.7
$39.3
$11.9
$8.5
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)


$140
$120
$100
$80
$60
$40
$20
$0
$57.4
$64.6
$78.9
$93.3
$129.5
$33.1
$29.4
2016
2017
2018
2019
2020
Q1 2021
Q2 2021
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)


$38.9
$44.0
$48.8
$62.3
$66.6
$16.3
$18.9
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA



1.31%
1.53%
2.07%
1.38%
2.02%
2.26%
1.58%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

ROAE



13.84%
14.80%
18.15%
11.92%
18.74%
21.01%
14.41%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Efficiency Ratio



67.78%
67.35%
61.86%
66.78%
51.43%
49.34%
64.33%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Net Interest Margin



4.43%
4.65%
4.61%
4.53%
4.02%
3.99%
4.09%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST INCOME

Noninterest Income ($M)



$23.4
$22.6
$19.3
$23.0
$55.4
$13.0
$8.2
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Noninterest Income Composition(1)



BOLI 2.6%
Other 4.8%
Service Charges 14.5%
Gain on Sale of Loans 78.1%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Quarter ended June 30, 2021

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST EXPENSE

Noninterest Expense ($M)



$38.9
$44.0
$48.8
$62.3
$66.6
$16.3
$18.9
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Noninterest Expense Composition[1]



Occupancy 6.5%
Data processing 6.3%
Loan costs 3.4%
Professional Fees 4.1%
FDIC Insurance 0.6%
Other (2) 1.8%
Operations 14.3%
Salaries and benefits 63.0%

(1) Quarter ended June 30, 2021
(2) Other = marketing and advertising, amortization of core deposit intangible and recovery on servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$1.76
$2.14
$3.15
$2.51
$4.49
$1.35
$0.97
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Reported Book Value Per Share


$14.16
$17.24
$20.60
$22.93
$27.67
$28.90
$29.49
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Note: Share data has been adjusted to reflect the two-for-one stock split effective July 14, 2021.

1ST SECURITY BANK

FS BANCORP, INC.

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income



$2.1
$31.7
$2.6
$38.7
$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$1.6
$18.5
$2.2
$19.0
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Noninterest Expense



$15.0
$23.9
$17.1
$26.9
$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$3.1
$13.2
$5.4
$13.5
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Noninterest Income



$19.2
$4.4
$19.0
$5.1
$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$10.8
$2.2
$5.8
$2.4
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Net Income



$8.2
$13.5
$2.9
$11.2
$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$7.3
$4.6
$1.9
$6.7
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 63.3% (as of June 30, 2021)
  - Commercial Real Estate (CRE) Weighted Average LTV= 56.4% (as of June 30, 2021)
- Loans greater than $5 million are reported to the Asset Quality Committee, while loans between $15 million and $25 million require approval from the Senior Loan Committee
- The legal lending limit is $57.5 million while the in-house limit is $25 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


(0.00)%
0.03%
(0.01)%
0.15%
0.01%
0.07%
0.03%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$656
$827
$1.33B
$1.42B
$1.73B
$1.78B
$1.79B
5.78%
5.80%
5.98%
6.22%
5.33%
5.09%
5.17%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Loan Composition at June 30, 2021

Total Gross Loans (excl. loans HFS): $1.7B


WH lending (3) 3%
Commercial real estate 14%
Construction and development 15%
Home equity 2%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 8%
Indirect home improvement and Other consumer 24% (2)
Commercial and industrial 14%

(1) Loans, net of deferred fees, costs, and includes held for sale
(2) Other consumer includes marine loans
(3) WH = Warehouse

HOME LENDING

Highlights at June 30, 2021

- One-to-four-family loans originated decreased $81.5 million, or 17.0%, to $396.9 million, compared to $478.4 million for the quarter ended June 30, 2020
- Loan Sales: $378.0 million
- Purchase production was 63.7% of one-to-four-family loan originations versus 36.3% for refinance production
- Increase in originations for the six months ended June 30, 2021, was attributed to stronger year over year purchase activity up 70.1% and improved refinance activity in response to decreases in market interest rates

Mortgage Servicing at June 30, 2021

- Servicing unpaid principal balance: $2.5 billion and 8,053 loans
- Q2 2021 notional servicing: $170.1 million

Quarterly Closed Volume ($M) & Cash Margin on Loans


$211.9
2.51%
$216.8
2.32%
$160.6
2.53%
$208.0
1.67%
$427.0
2.14%
$378.0
2.42%
Q2 2016
Q2 2017
Q2 2018
Q2 2019
Q2 2020
Q2 2021

Note: Quarterly closed volume is listed in millions

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


66.8%
33.2%
72.5%
27.5%
81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
64.7%
35.3%
78.3%
21.7%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$33.9
$4.5
$19.1
$41.2
$6.1
$18.0
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$20.1
$1.3
$11.7
$21.2
$1.8
$6.4
2016
2017
2018
2019
2020
Q1 2021
Q2 2021
Net Interest Income
Other noninterest Income
Gain on Sale

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q2 2021 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $397.8 million outstanding as of Q2 2021
  - $65.0 million in dealer originations
  - $40.7 million, or 63%, with the top 10 dealers
  - Average yield of 6.87%, down from 6.98% in Q1 2021

Q2 2021 Dealer Production by State



Minnesota 0.4%
Nevada 1.5%
Colorado 2.6%
Arizona 1.7%
Idaho 7.3%
California 22.2%
Washington 42.3%
Oregon 22.0%

2009 vs. Q2 2021 Portfolio Credit Quality



2009
Q2'21
15.21%
3.88%
23.76%
14.85%
61.03%
81.27%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics



Auto + Recreational 0.1%
Other 0.4%
Marine 21.7%
Solar 8.0%
Indirect Home Improvement 69.8%

COMMERCIAL BUSINESS LENDING

Q2 2021 Commercial & Industrial (C&I)

- C&I commitments: $451.5 million
- Outstanding balances were $296.4 million at June 30, 2021 relative to $310.5 million at March 31, 2021
- The $14.1 million of quarter over sequential quarter decrease in outstanding balances was largely attributed to CARES Act Forgiveness exceeding organic loan growth at the end of the quarter
- Net CARES Act Activity (originations less forgiveness) reduced the C&I balance by $10.5 million in second quarter. The program ended on May 31, 2021

Q2 2021 Product Mix ($M)

Outstanding C&I Balance: $296.4 million


PPP loans
$73,214
25%
Const. WH
$42,372
14%
(1)
Other C&I Loans
$169,073
57%
Mtg. WH
$11,700
4%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2021 Highlights

- Overall construction: $414.4 million committed / $242.7 million outstanding
- Growth in custom owner-occupied & manufactured homes under construction
  - Custom/Manufactured Housing are $39.2 million committed / $21.8 million outstanding
- 5.13% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$76.9
$119.7
$160.5
$214.3
$183.0
$242.7
Q2 2016
Q2 2017
Q2 2018
Q2 2019
Q2 2020
Q2 2021

Source: Company documents

ASSET QUALITY

Non-performing Assets ($M)[1] & NPAs/ Assets


$0.7
0.09%
$1.0
0.11%
$4.6
0.28%
$3.2
0.19%
$7.9
0.37%
$9.3
0.43%
$6.3
0.28%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Reserves/Gross Loans[2]


1.69%
1.39%
0.93%
0.98%
1.66%
1.68%
1.62%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

Charge-offs & Recoveries ($000's)


$1,093
$(1,067)
$725
$(930)
$993
$(940)
$628
$(2,628)
$1,030
$(1,123)
$244
$(541)
$208
$(349)
2016
2017
2018
2019
2020
Q1 2021
Q2 2021
Charge-offs
Recoveries

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

June 30, 2021

Total Deposits: $1.9 billion


Certificates of deposits over $250,000
$65,938
Noninterest-bearing checking
$432,217
(1)
Interest-bearing checking
$257,206
MMDA and Savings
$665,440
Certificates of deposits under $250,000
$437,809

Total Deposits ($B) and Cost of Deposits (%)


$713
(2)
$830
$1.27B
(3)
$1.39B
$1.67B
$1.78B
$1.86B
0.48%
0.50%
0.80%
1.21%
0.78%
0.47%
0.41%
2016
2017
2018
2019
2020
Q1 2021
Q2 2021

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor Bancorp acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

June 30, 2021

Total Deposits: $1.9 billion


Certificates of deposits
27%
Checking
37%
MMDA and Savings
36%

June 30, 2020

Total Deposits: $1.6 billion


Certificates of deposits
36%
Checking
35%
MMDA and Savings
29%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Paid thirty-fourth consecutive quarterly cash dividend on August 6, 2021
- On June 25, 2021, the Company announced a pre-stock-split increase in the dividend of $0.01 per share to $0.28 per share, an increase from $0.27 per share. Post stock split, the dividend is now $0.14 per share

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 200,588 shares during the second quarter for $7.0 million. As of July 22, 2021, the Company has $5.8 million remaining of the $15.0 million share repurchase plan approved in the first quarter of 2021
- On June 25, 2021, the Company announced a two-for-one stock split in the form of a 100% stock dividend consisting of one additional common share for each outstanding common share. The stock dividend was distributed on July 14, 2021, to shareholders of record as of July 6, 2021

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
Stockholders' equity	$	241,760	$	240,311	$	230,007	$	220,550	$	208,641
Goodwill and core deposit intangible, net		(6,709)		(6,886)		(7,063)		(7,240)		(7,416)
Tangible common stockholders' equity	$	235,051	$	233,425	$	222,944	$	213,310	$	201,225
Common shares outstanding at end of period		8,197,461		8,317,014		8,313,886		8,351,196		8,331,889
Common stockholders' equity (book value) per share (GAAP)	$	29.49	$	28.90	$	27.67	$	26.41	$	25.04
Tangible common stockholders' equity (tangible book value)*	$	28.67	$	28.07	$	26.82	$	25.54	$	24.15

*Per share (non-GAAP)

Source: Press Release

($ in 000's)		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
Stockholders' equity	$	241,760	$	240,311	$	230,007	$	220,550	$	208,641
Common shares outstanding at end of period		8,197,461		8,317,014		8,313,886		8,351,196		8,331,889
Common stockholders' equity (book value) per share (GAAP)	$	29.49	$	28.90	$	27.67	$	26.41	$	25.04

Source: FS Bancorp, Inc.; Press Release

Share data has been adjusted to reflect the two-for-one stock split effective July 14, 2021

CONTACT INFORMATION

Joe Adams
joea@fsbwa.com
Chief Executive Officer
(425) 697-8048

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043